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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



[GRAPHIC OMITTED]



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                               FORM 8-K/A No. 1


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


[GRAPHIC OMITTED]


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Date of Report:   September 18, 1998


                               [GRAPHIC OMITTED]

                           PICK Communications Corp.
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            (Exact name of registrant as specified in its charter)


           Nevada                      0-27604               75-2107261
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(State or other jurisdiction        (Commission             (IRS Employer
      or incorporation)            File Number)          Identification No.)



155 Route 46 West, Wayne, New Jersey                           07470
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (973)812-7425


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         (Former Name Or Former Address, If Changed Since Last Report)
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    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

             (C)   Exhibits

                   (16) Former Accountants' Letter re Change in Certifying Accountant.

















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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PICK COMMUNICATIONS CORP.



                                   By: /s/ Robert Bingham
                                      ---------------------------
                                      Robert Bingham,
                                      Vice President and
                                      Chief Financial Officer

Dated:   September 23, 1998













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                                 EXHIBIT INDEX

Exhibit No.
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     (16)       Former Accountants' Letter re Change in Certifying Accountant.

























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